UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2016

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

On January 13, 2016 American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) will be presenting at the 2016 Deutsche Bank Global Auto Industry Conference in Detroit, Michigan.

AAM's 2015 Outlook:

•	AAM is estimating full year sales to be approximately $3.9 billion in 2015.

•
AAM expects full year EBITDA margin to be in the range of 14.5% to 14.75% of sales in 2015. We define EBITDA to be earnings before interest, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure of performance as it is commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA differently.

•
AAM expects full year free cash flow to be approximately $185 million to $190 million in 2015. We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants. We believe free cash flow is a meaningful measure as it is commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Free cash flow is also a key metric used in our calculation of incentive compensation. Other companies may calculate free cash flow differently.

•	AAM expects full year capital spending to be approximately 5% of sales in 2015.

•	In the fourth quarter of 2015, AAM elected to voluntarily prepay the remaining principal balance of $135.9 million on our secured Term Loan Facility.

AAM's 2016 Outlook:

•
AAM is targeting sales of $4.0 billion in 2016. This sales projection is based on the anticipated launch schedule of programs in AAM’s new and incremental business backlog and the assumption that the U.S. Seasonally Adjusted Annual Rate of sales (“SAAR”) is in the range of 17.5 million to 18.0 million light vehicle units in 2016.

•	AAM is targeting EBITDA margin in the range of 14.5% to 14.75% of sales in 2016.

•	AAM is targeting free cash flow in the range of $120 million to $140 million in 2016.

•	AAM is targeting capital spending of approximately 6% in 2016.

AAM’s New Business Backlog 2016 through 2018:

•
AAM’s backlog of new and incremental business launching from 2016 - 2018 is estimated at approximately $725 million in future annual sales. AAM expects the launch cadence of the three-year backlog to be approximately $225 million in 2016, $375 million in 2017 and $125 million in 2018.

•
Approximately 60% of AAM’s new and incremental business backlog for 2016 - 2018 is for customers other than GM. This includes new and expanded orders supporting multiple global premium vehicle manufacturers including Ford, Fiat Chrysler Automotive, Jaguar Land Rover, Nissan, Mercedes Benz, Honda, Isuzu, and MAN.

•
Approximately 75% of AAM’s new and incremental business backlog for 2016 - 2018 is for passenger car and crossover vehicle programs, including three global applications featuring our EcoTrac technology and one award featuring our e-AAM technology.

•
Over 90% of AAM’s new and incremental business backlog for 2016 - 2018 is for programs sourced outside of the U.S. and over 50% are for end markets outside of the U.S. These awards are supported by our global footprint and continued expansion in Asia and Europe.

Cautionary Statements
In this current report on Form 8-K, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: reduced purchases of our products by General Motors Company (GM), FCA US LLC (FCA), or other customers; reduced demand for our customers' products (particularly light trucks and sport utility vehicles (SUVs) produced by GM and FCA); our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to respond to changes in technology, increased competition or pricing pressures; our ability to attract new customers and programs for new products; our ability to achieve the level of cost reductions required to sustain global cost competitiveness; supply shortages or price increases in raw materials, utilities or other operating supplies for us or our customers as a result of natural disasters or otherwise; costs and liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; our ability or our customers' and suppliers' ability to successfully launch new product programs on a timely basis; our ability to realize the expected revenues from our new and incremental business backlog; our ability to successfully implement upgrades to our enterprise resource planning systems; negative or unexpected tax consequences; risks inherent in our international operations (including adverse changes in political stability, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); our ability to consummate and integrate acquisitions and joint ventures; our ability to maintain satisfactory labor relations and avoid work stoppages; our suppliers', our customers' and their suppliers' ability to maintain satisfactory labor relations and avoid work stoppages; price volatility in, or reduced availability of, fuel; global economic conditions; our ability to protect our intellectual property and successfully defend against assertions made against us; our ability to attract and retain key associates; availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as our ability to comply with financial covenants; our customers' and suppliers' availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; changes in liabilities arising from pension and other postretirement benefit obligations; risks of noncompliance with environmental laws and regulations or risks of environmental issues that could result in unforeseen costs at our facilities; adverse changes in laws, government regulations or market conditions affecting our products or our customers' products (such as the Corporate Average Fuel Economy (CAFE) regulations); our ability or our customers' and suppliers' ability to comply with the Dodd-Frank Act and other regulatory requirements and the potential costs of such compliance; and other unanticipated events and conditions that may hinder our ability to compete. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	January 13, 2016	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Officer (also in the capacity of Chief Accounting Officer)